                                                                    Exhibit 10.1

                              EMPIRE RESORTS, INC.
                                     Rt. 17B
                           Monticello, New York 12701

                                                                January 12, 2004

Catskill Litigation Trust
477 Madison Avenue
New York, New York 10022
Attention: Joseph Bernstein and Paul deBary

Dear Sirs:

     Empire Resorts, Inc., a Delaware corporation (the "Company"), is pleased to
provide  the  Catskill   Litigation  Trust,  a  Delaware  Statutory  Trust  (the
"Litigation  Trust"),  an irrevocable  line of credit on the following terms and conditions.  All  defined  terms not  otherwise  defined  herein  shall have the meanings  assigned  to such  terms in the  Declaration  of Trust  governing  the
Litigation Trust (the "Declaration of Trust").

Amount:                           Up to $2,500,000  outstanding at any one time;
                                  to be  advanced  from  time  to  time  for the
                                  purposes set forth below at the request of the
                                  Litigation Trustees as provided below.

Borrower:                         Litigation Trust.

Type of Loans:                    No  interest  is payable  on amounts  advanced
                                  hereunder. Such amounts shall be repaid solely
                                  from the limited sources, at the time or times
                                  and in the manner  provided  in Section 2.4 of
                                  the Declaration of Trust.

Purpose:                          To provide  funds to pay any and all  expenses
                                  of the Litigation  Trust  permitted  under the
                                  Declaration of Trust.

Advances:                         So long as there is an available balance under
                                  this line of credit, the Company shall advance
                                  funds to the Litigation Trust promptly, and in
                                  any event  within  five  Business  Days,  upon
                                  receipt  by  the  Company,  at  its  principal
                                  corporate  offices,  or at such other place as
                                  shall be designated  by written  notice to the
                                  Trustees,  of a written order duly executed by
                                  each of the Litigation  Trustees,  stating, in
                                  United  States  dollars,  the  amount  of  the
                                  advance  requested  to be paid to the order of
                                  the  Litigation  Trust,  and the  date of such
                                  requisition.   Any  such  requisition  may  be
                                  delivered in two counterparts,  each signed by
                                  one of the Litigation  Trustees.  For purposes
                                  hereof,   Business  Day  shall  mean  any  day
                                  excluding (a) Saturday,  (b) Sunday and (c)(i)
                                  any day  which is a legal  holiday  under  the
                                  laws of the State of New York or (ii) is a day
                                  on which banking  institutions located in such
                                  State are  authorized  or  required  by law or
                                  other governmental action to close.

Repayments:                       Repayments  may be made as a whole  or in part
                                  from time to time at any time without  notice.
                                  The Litigation  Trust may reborrow any amounts
                                  so repaid.

     This Line of Credit is a full faith and credit  obligation  of the Company, shall be equal in  priority to all  general  creditors  of the Company and shall remain in full force and effect until the termination of the Litigation Trust.

     All advances hereunder shall be made directly to the Administrative Trustee for credit to the Expense Fund  established  under the  Declaration  of Trust by corporate  check or by  federal  funds  wire  transfer  as  directed  in written instructions  to the  Company  by the  Administrative  Trustee.  The  Litigation
Trustees  shall  execute  a Note in the form  attached  hereto to  evidence  the obligation of the Litigation  Trust to repay the amounts  advanced  hereunder in accordance with the Declaration of Trust and the Company and the  Administrative
Trustee  shall be  responsible  to  maintain  accurate  records  of all  amounts advanced or repaid hereunder.

                                       2

                 [SIGNATURE PAGE TO IRREVOCABLE LINE OF CREDIT]

     Kindly indicate your agreement to the above by signing this letter.

                                          Very truly yours,

                                          EMPIRE RESORTS, INC.

                                          By:  /S/Robert A. Berman
                                             -----------------------------
                                             Name:  Robert A. Berman
                                             Title: Chief Executive Officer

ACCEPTED AND AGREED TO:

CATSKILL LITIGATION TRUST

By: /s/ Joseph E. Bernstein
    -----------------------
    Name:  Joseph E. Bernstein
    Title: Trustee

By: /s/ Paul A. deBary
    -----------------------
    Name:  Paul A. deBary
    Title: Trustee

                            CATSKILL LITIGATION TRUST
                                      NOTE

                                                              New York, New York
$2,500,000                                                      January 12, 2004

     For value received,  CATSKILL  LITIGATION TRUST, a Delaware Statutory Trust
(the  "Litigation  Trust"),  hereby promises to pay, solely at the times, in the manner  and  from the  limited  sources  provided  in the  Declaration  of Trust referred to below, to the order of EMPIRE RESORTS,  INC., a Delaware corporation
("Empire"),  or its  successors  or assigns the sum as provided on Schedule  "A"
attached hereto (as may be amended from time to time to reflect  "Advances") not to exceed $2,500,000 (the "Total Loan Amount").

     The  Litigation  Trust may request  Advances up to the Total Loan Amount by giving  telephonic,  faxed or electronic  notice,  confirmed in writing by hand, first class mail or courier to Empire.  Empire shall make the requested Advances to the Litigation Trust within five (5) Business Days of receipt of such notice.
Upon making each Advance,  Empire is hereby  authorized  to amend  Schedule A to reflect such Advance, the date such Advance was made and the aggregate principal amount then outstanding;  provided;  however, that the failure of Empire to make any such amendment  shall not limit or otherwise  affect the  obligations of the
Litigation Trust under this Note.

     The principal shall be payable upon distributions from the Litigation Trust in accordance  with Section 2.4 of the  Declaration  of Trust of the  Litigation
Trust dated the date hereof (the "Declaration of Trust"). No interest is payable on this Note, but  additional  amounts are payable as  reimbursements  to Empire under the  Declaration  of Trust,  to the extent  funds are  available  for such purpose thereunder as provided in the Declaration of Trust.

     All  payments of  principal in respect to this Note shall be made in lawful money of the United  States of America to Empire,  at its office  located at c/o
Monticello  Raceway,  Route 17B,  Monticello,  New York 12701,  or at such other place as shall be designated in writing by Empire for such purpose.

     This Note is issued pursuant to the line of credit granted by Empire to the
Litigation Trust pursuant to the letter agreement,  dated as of the date hereof, between Empire and the Litigation Trust (the "Line Letter").  Capitalized  terms used herein without definition shall have the meanings assigned to such terms in the Line Letter.

     The  Litigation  Trust may at its option at any time and from time to time, without  notice  to  Empire,  repay,  as a whole  or in  part,  the  outstanding principal  amount of this Note.  Upon receipt of any such payment,  Empire shall amend Schedule A to reflect such repayment, the date such repayment was made and the aggregate  principal amount then outstanding;  provided,  however,  that the failure of Empire to make any such  amendment  shall not  increase or  otherwise affect the obligations of the Litigation Trust under this Note.

     The Litigation Trust hereby waives diligence,  presentment,  demand, notice of protest  and, to the full  extent  permitted  by law,  the right to plead any statute of limitations as a defense to any demand hereunder.

     Payments  under this Note shall be made and payable  solely from the funds, in the amounts,  in the manner and at the times  provided in the  Declaration of
Trust.

     No reference herein to the Line Letter and no provision of this Note or the
Line Letter shall alter or impair the obligation of the Litigation Trust,  which is absolute and  unconditional,  to pay the principal of this Note at the place, at the respective time or times, and in the currency herein prescribed.

     The terms of this Note are not  subject  to  amendment  and the  Litigation
Trust may not assign its obligations  hereunder or under the Line Letter without the prior written consent of Empire.

     THE LINE  LETTER  AND THIS NOTE  SHALL BE  GOVERNED  BY AND  CONSTRUED  AND
ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO
PRINCIPLES OF CONFLICT OF LAWS.

     All notices,  requests,  consents and other communications hereunder to any party,  shall be deemed to be  sufficient  if in writing  and (i)  delivered  in person,  (ii)  delivered  and  received  by telex,  telecopier,  telegram,  if a confirmatory  mailing in  accordance  herewith is also made,  (iii) duly sent by registered  mail return receipt  requested and postage prepaid or (iv) duly sent by overnight delivery service,  addressed if sent to either the Litigation Trust or Empire  at Route  17B,  Monticello,  New York  12701.  All such  notices  and communications shall be deemed to have been received: (i) at the time personally delivered  (including  delivery by telex,  telecopier and telegram);  (ii) three days after mailed to the  foregoing  persons at the  addresses  set forth above;
(iii)  the next day when  sent by  overnight  delivery  service;  provided  that rejection or other refusal to accept or inability to deliver  because of changed address for which no notice has been received shall also constitute receipt.

                                       2

               [SIGNATURE PAGE TO CATSKILL LITIGATION TRUST NOTE]

     IN WITNESS WHEREOF,  Catskill Litigation Trust has duly executed this Note, the day and year first above written.

                                    CATSKILL LITIGATION TRUST

                                    By: /s/  Joseph E. Bernstein
                                        ------------------------------
                                        Name:   Joseph E. Bernstein
                                        Title:  Trustee

                                    By: /s/ Paul A. deBary
                                        ------------------------------
                                        Name:    Paul A. deBary
                                        Title:   Trustee

                                SCHEDULE A

  DATE OF                       BALANCE OF
 ADVANCE OR                      PRINCIPAL          SIGNATURE         SIGNATURE
  PAYMENT        AMOUNT         OUTSTANDING          OF HOLDER         OF MAKER
  -------        ------         -----------          ---------         --------